UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 17, 2023

Leap Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37990	27-4412575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Thorndike Street, Suite B1-1 Cambridge, MA	02141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 714-0360

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	LPTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On January 17, 2023, Leap Therapeutics, Inc. (the “Company”) and Flame Biosciences, Inc. (“Flame”) issued a joint press release announcing that the Company had acquired Flame, pursuant to an Agreement and Plan of Merger, dated January 17, 2023, by and among the Company, Fire Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, Flame Biosciences LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, Flame, and Shareholder Representative Services, LLC, solely in its capacity as Stockholder Representative.

The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference; provided, however that information on or connected to our website referenced in the Company’s press release is expressly not incorporated by reference into or intended to be filed as a part of this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Such statements are based upon current plans, estimates and expectations of the management of the Company that are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “continue,” “target,” “contemplate,” “estimate,” “forecast,” “guidance,” “predict,” “possible,” “potential,” “pursue,” “likely,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than historical facts, including statements regarding the expected benefits of the merger, including estimations of anticipated cost savings and projected cash runway; the competitive ability and position of the combined company; the sufficiency of the combined company’s cash, cash equivalents and short-term investments to fund operations; future product development plans; stockholder approval of the conversion rights of the Series X Non-Voting Convertible Preferred Stock; the potential, safety, efficacy, and regulatory and clinical progress of the combined company’s product candidates, including the anticipated timing for initiation of clinical trials and release of clinical trial data and the expectations surrounding potential regulatory submissions, approvals and timing thereof; and any assumptions underlying any of the foregoing, are forward-looking statements. Important factors that could cause actual results to differ materially from the Company’s plans, estimates or expectations could include, but are not limited to: (i) the Company’s ability to successfully integrate the Flame operations and realize the anticipated benefits of the acquisition of Flame; (ii) whether the Company’s stockholders approve the conversion of the Series X Non-Voting Convertible Preferred Stock; (iii) whether the Company’s cash resources will be sufficient to fund the Company’s continuing operations and the newly acquired Flame operations, including the liabilities of Flame incurred in connection with the completion of the merger; (iv) whether Flame’s products will advance into or through the clinical trial process when anticipated or at all or warrant submission for regulatory approval; (v) whether such products will receive approval from the U.S. Food and Drug Administration or equivalent foreign regulatory agencies; (vi) the impact of legislative, regulatory, economic, competitive and technological changes; (vii) exposure to inflation, currency rate and interest rate fluctuations, as well as fluctuations in the market price of the Company’s traded securities; (viii) that the initiation, conduct, and completion of clinical trials, laboratory operations, manufacturing campaigns, and other studies may be delayed, adversely affected, or impacted by COVID-19, global conflict or supply chain related issues; (ix) the size and growth potential of the markets for the Company’s drug product candidates; and (x) the Company’s ability to comply with the continued listing requirements of the Nasdaq Global Market. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. The Company may not actually achieve the forecasts disclosed in such forward-looking statements, and you should not place undue reliance on such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in its subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither the Company, nor any of its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Additional Information

The Company plans to file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the conversion of the Series X Non-Voting Convertible Preferred Stock (as amended or supplemented from time to time, the “Proxy Statement”). INVESTORS AND STOCKHOLDERS ARE URGED TO READ ANY SUCH PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain a free copy of the Proxy Statement and other documents containing important information about the Company, once such documents are filed with the SEC, from the SEC’s website at www.sec.gov. The Company makes available free of charge at www.leaptx.com (in the “Investors” section), copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

The Company, its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the merger. Securityholders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 11, 2022, and its definitive proxy statement for the 2022 annual meeting of stockholders, which was filed with the SEC on April 28, 2022. Additional information regarding the interests of such individuals in the merger will be included in the Proxy Statement relating to the merger when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.leaptx.com.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
99.1	Joint Press Release dated January 17, 2023.
104	Cover Page Interactive Data File.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP THERAPEUTICS, INC.

Dated: January 17, 2023	By:	/s/ Douglas E. Onsi
	Name:	Douglas E. Onsi
	Title:	Chief Executive Officer and President